SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Broadband HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-31226
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)



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Item 5.           Other Events

                  (a) As a result of the spin-off of Agere Systems Inc. (Class A Common Stock) and Agere Systems Inc. (Class B Common Stock) from Lucent Technologies Inc., Agere Systems Inc. (Class A Common Stock) and Agere Systems Inc. (Class B Common Stock) will be included in Broadband HOLDRS. Effective June 6, 2002,
                  0.312604 shares of Agere Systems Inc. (Class A Common Stock) and 7.672327 shares of Agere Systems Inc. (Class B Common Stock) are included in each round-lot of 100 Broadband HOLDRS.

                  On June 26, 2002, Conexant Systems, Inc. completed its merger with Alpha Industries Inc., creating Skyworks Solutions, Inc. As a result of the merger, each share of Conexant Systems, Inc. received .351 shares of Skyworks Solutions, Inc., which will be added to Broadband HOLDRS. Effective July 1, 2002, the share amount of Skyworks Solutions, Inc. represented by a round-lot of 100 Broadband HOLDRS is .702.


                  (b) As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the new Standard & Poor's Global Industry Classification Standard ("GICS") sectors. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company are given only one GICS sector.

                  The securities included in the Broadband HOLDRS are currently represented in the Information Technology GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Broadband HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

                  As provided in the depositary trust agreement, in addition to the other reconstitution events described therein, if the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Broadband HOLDRS only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Broadband HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the Broadband HOLDRS trust.


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                  In addition, securities of a new company will be added to the
                  Broadband HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Broadband HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)  Exhibits

                       99.1 Broadband HOLDRS (SM) Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated March 12, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


Date:  July 26, 2002                  By:     /s/ MITCHELL M. COX
                                         -----------------------------------
                                         Name:    Mitchell M. Cox
                                         Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
----------------------------------

(99.1) Broadband HOLDRS (SM) Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated March 12, 2002.


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